UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2013

REVOLUTIONS MEDICAL CORPORATION.
(Exact name of registrant as specified in its charter)

Nevada	000-28629	73-1526138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

670 Marina Drive, 3rd Floor Charleston, SC 29492
(Address of Principal Executive Offices)

(843) 971-4848

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On March 20, 2013, the board of directors (the “Board”) of Revolutions Medical Corporation (the “Company”) accepted the resignation of Hood & Associates, CPAs, P.C. (“Hood”), as the Company’s independent registered public accounting firm. Hood’s resignation is solely a result of reaching the prescribed term limit as the Company’s independent auditor as required by the auditor rotation rules and regulations prescribed by the U.S. Securities and Exchange Commission (the “SEC”) and Public Company Accounting Oversight Board.

Hood’s report on the financial statements for the fiscal years ended December 31, 2011 and December 31, 2010, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern.

During the fiscal years ended December 31, 2011 and December 31, 2010, and in the subsequent interim period through March 20, 2013, the date of Hood’s resignation, there were no disagreements with Hood on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hood, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2011 and December 31, 2010, and in the subsequent interim period through March 20, 2013, the date of Hood’s resignation, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Hood and requested Hood to provide it with a letter addressed to the SEC stating whether or not Hood agrees with the above disclosures. A copy of Hood’s letter, dated March 20, 2013, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On March 22, 2013, the Company approved the engagement of GBH CPAs, PC (“GBH”), as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2011 and December 31, 2010, and the subsequent interim period prior to the engagement of GBH, the Company has not consulted GBH regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Hood & Associates, CPAs, P.C., dated March 20, 2013*

* Filed herewith

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTIOSN MEDICAL CORPORATION

Date: March 25, 2013	By:	/s/ Rondald L. Wheet
Rondald L. Wheet
Chief Executive Officer